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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Weatherford International, Inc. 401(k) Savings Plan (the "Plan") on Form 11-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jon R. Nicholson, a member of the Administrative Committee of the Plan, who performs the functions equivalent to a chief executive officer of the Plan, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

   /s/ Jon R. Nicholson
----------------------------------------------------------
Name:  Jon R. Nicholson
Title: Member, Administrative Committee
       Weatherford International, Inc. 401(k) Savings Plan
Date:  June 27, 2003

A signed original of this written statement required by Section 906 has been provided to the Savings Plan and will be retained by the Savings Plan and furnished to the Securities and Exchange Commission or its staff upon request.

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